UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 16, 2003
                Date of Report (Date of earliest event reported)


                                    IMP, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                                               94-2722142
        --------                                               ----------
State or other jurisdiction                                   IRS Employer
     Of incorporation                                     Identification Number

                                     0-15858
                                     -------
                                   Commission
                                   File Number


166 Baypointe, Santa Clara, CA                                        95054
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code:   (408) 432-9100
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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         On September 2, 2003, IMP, Inc., a Delaware corporation (the "Company") filed a voluntary petition for Chapter 11 bankruptcy protection in the United States Bankruptcy Court for the Northern District of California, San Jose division, case no. 03-55665. No trustee, receiver or examiner has been appointed, and the Company will act as a debtor and debtor-in-possession subject to the supervision and orders of the Bankruptcy Court.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired: N/A

(b) Pro forma financial information: N/A

(c) Exhibits. N/A


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 16, 2003


                                               IMP, INC.


                                               By  /s/ Subbarao Pinamaneni
                                                   -----------------------------
                                                   Subbarao Pinamaneni, CEO

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